Section 906 Certifications

I, Jonathan S. Horwitz, the Principal Executive Officer of the Funds listed on Attachment A, certify that, to my knowledge:

1. The form N-CSR of the Funds listed on Attachment A for the period ended January 31, 2010 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Form N-CSR of the Funds listed on Attachment A for the period ended January 31, 2010 fairly presents, in all material respects, the financial condition and results of operations of the Funds listed on Attachment A.

Date: March 30, 2010

/s/ Jonathan S. Horwitz
______________________
Jonathan S. Horwitz
Principal Executive Officer

Section 906 Certifications

I, Steven D. Krichmar, the Principal Financial Officer of the Funds listed on Attachment A, certify that, to my knowledge:

1. The form N-CSR of the Funds listed on Attachment A for the period ended January 31, 2010 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Form N-CSR of the Funds listed on Attachment A for the period ended January 31, 2010 fairly presents, in all material respects, the financial condition and results of operations of the Funds listed on Attachment A.

Date: March 30, 2010

/s/ Steven D. Krichmar
______________________
Steven D. Krichmar

Principal Financial Officer

Attachment A
N-CSR
Period (s) ended January 31, 2010

Putnam Premier Income Trust
Putnam Research Fund
Putnam Investors Fund
Putnam Voyager Fund
Putnam Vista Fund
Putnam Tax Free High Yield Fund
Putnam AMT-Free Insured Municipal Fund
Putnam Growth Opportunities Fund
The George Putnam Fund of Boston

Putnam RetirementReady – Funds

Putnam RetirementReady -- 2050
Putnam RetirementReady -- 2045
Putnam RetirementReady -- 2040
Putnam RetirementReady -- 2035
Putnam RetirementReady -- 2030
Putnam RetirementReady -- 2025
Putnam RetirementReady -- 2020
Putnam RetirementReady -- 2015
Putnam RetirementReady -- 2010
Putnam RetirementReady -- Maturity Fund